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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): March 9, 1995



                                SPORTS-TECH, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)



        Nevada                 0-16730                88-0085608
     ---------------        ------------            --------------
     (State or other        (Commission             (IRS Employer
     jurisdiction of        File Number)            Identification
     incorporation)                                 Number)



                              400 Corporate Pointe
                                   Suite 780
                         Culver City, California 90230
                     --------------------------------------
                     Address of Principal Executive Offices



Registrant's telephone number, including area code:  310/342-2800





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements. The financial information required as part of the Current Report on Form 8-K for Sports-Tech, Inc., filed on April 28, 1995, was previously filed on April 28, 1995, as part of Sports-Tech's Quarterly Report on Form 10-K and is hereby incorporated herein by reference.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


May 26, 1995

                               SPORTS-TECH, INC.


                               BY: /s/  E. WILLIAM SAVAGE
                                   ------------------------------
                                   E. WILLIAM SAVAGE
                                   PRESIDENT





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